UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Hong T. Le

International Growth and Income Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

International Growth and Income FundSM Annual report for the period ended June 30, 2020

Pursues growth and
income opportunities
across international
markets

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

International Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of July 31, 2020, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.69%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

5	Summary investment portfolio

8	Financial statements

26	Board of trustees and other officers

Fellow investors:

International equity markets declined during the fund’s fiscal year as the coronavirus pandemic brought the long-running global economic expansion to an abrupt halt.

Against a backdrop of extreme market volatility, the fund recorded a 5.56% decline for the 12 months ended June 30, 2020. This total return includes quarterly dividend payments totaling about 62 cents a share for the period.

The fund’s result trailed the 4.80% loss registered by its primary benchmark, the MSCI ACWI (All Country World Index) ex USA, which reflects the returns of more than 40 developed- and developing-country stock markets. The index is unmanaged and, therefore, has no expenses. We are disappointed with the fund’s results in both absolute and relative terms. In part, the disappointing returns reflect a market that has rewarded growth-oriented investments over established dividend-paying companies — and U.S.-domiciled growth companies, in particular — for an extended period. These trends were further amplified by the coronavirus pandemic. That said, we hold true to our belief that that the fund’s focus on companies in non-U.S. markets that pay meaningful dividends can benefit investors over the long term. Returns for longer time frames are shown below.

An encouraging start, then a global slowdown

International equities moved higher in the first half of the fiscal year, lifted by a de-escalation of the U.S.-China trade war and aggressive measures taken by major central banks to bolster wavering economic growth. By March, however, the coronavirus outbreak brought the global economy to a virtual standstill as

Results at a glance

For periods ended June 30, 2020, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 10/1/08)

International Growth and Income Fund (Class A shares)	–5.56%	1.56%	5.49%	5.47%
MSCI ACWI ex USA*	–4.80	2.26	4.97	3.95

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

International Growth and Income Fund	1

governments around the world ordered people to stay home and avoid all non-essential activities. Most stock markets plummeted.

Central banks and national leaders responded with unprecedented monetary and fiscal stimulus measures in an attempt to lessen the severity of an expected global recession. Equity markets enjoyed a resurgence in the closing months of the fiscal year, as some countries appeared to contain the spread of the virus and investors looked forward to an economic rebound.

Most sectors lost ground. Energy stocks suffered the steepest losses of the period, as oil prices plummeted amid evaporating demand and a price war between Russia and Saudi Arabia. The declines were tempered by a rally late in the fiscal year as oil prices jumped on the easing of travel restrictions and OPEC production cuts. Financials also declined sharply as a number of banks said they would suspend dividend payments to conserve capital.

Notable exceptions to the downward trend were the information technology and health care sectors. Shares of companies engaged in streaming, networking and food delivery soared as consumers under stay-at-home orders turned to the internet for shopping and entertainment. Select drug makers benefited from increased demand for coronavirus test kits and investor optimism for potential treatments to fight COVID-19, the disease caused by the coronavirus. In general, growth stocks outpaced value stocks.

Inside the portfolio

The fund received some of its strongest contributions from select holdings in the information technology sector. Taiwan Semiconductor Manufacturing (TSMC), the fund’s largest investment, and Dutch semiconductor equipment maker ASML soared as the pandemic accelerated digital activity and highlighted the need for infrastructure and technology upgrades to support that activity.

While the fund’s exposure to the financial sector produced an overall negative return, the sector was a top contributor in relative terms thanks to strong stock selection and an underweight position in banks. Select holdings recorded solid gains, including EQT, the Swedish global alternative asset manager. However, shares of Asian life insurer AIA Group, the fund’s eighth-largest investment, declined amid political unrest in Hong Kong.

Investments in consumer companies were mixed. Evolution Gaming, a leading maker of B2B live casino systems, soared more than 200% during the period. However, Chinese e-commerce platform company Alibaba lost ground. Among holdings in the consumer discretionary sector, casino operators Wynn Macau (–22.45%), the fund’s tenth-largest position, and MGM China Holdings (–23.54%) both fell sharply amid rising concerns about the impact of a slowing China economy and the simmering U.S.-China trade dispute.

Stock selection in the industrials sector hurt the fund’s results. Shares of Airbus fell 49.81% as the European aircraft manufacturer faced a sharp drop in orders from its primary customers in the commercial airline industry as passenger traffic plummeted.

Elsewhere among the fund’s top 10 positions, British drug maker AstraZeneca and Italian utility Enel both posted double-digit gains.

Looking ahead

Many of the challenges investors face today are well known. What remains unknown is the full impact of the coronavirus outbreak. As of this writing the number of cases in the United States and some other countries was surging. First and foremost, our thoughts are with the people who have fallen ill or whose lives have been otherwise affected by this terrible pandemic. We look forward to the day when the virus has been contained, economies are fully operational and life gets back to some sense of normalcy. Until a vaccine or effective therapies are developed to treat the virus, any signs of economic recovery could be tentative.

That said, the world has faced deadly outbreaks before — from SARS in 2003, to swine flu in 2009, to Ebola in 2014. Investment professionals who help manage this fund lived and worked in Hong Kong during the SARS outbreak. At the time it was widely believed that few would ever get on an airplane again. But eventually the outbreak was suppressed and normal life resumed. We are hopeful the coronavirus will follow a similar path.

For much of the last five years, those companies paying higher dividends have trailed companies paying little or

2	International Growth and Income Fund

no dividends by a considerable margin. Likewise, most international markets have trailed the U.S. market. The areas that have lagged are precisely where this fund looks for investment opportunity. While these trends appear to have been amplified by the pandemic, we do not expect them to continue indefinitely.

As a result of this bifurcation, we believe we are finding many opportunities to invest in strong, established businesses in markets around the world with compelling valuations. We also firmly believe that with our patient approach, global research effort and conviction in dividend-focused investing in international markets, we can withstand bouts of volatility and generate long-term value for our shareholders.

We thank you for your continued support of International Growth and Income Fund, and we look forward to reporting back to you in six months.

Cordially,

Andrew B. Suzman
Co-President

Steven T. Watson
Co-President

August 12, 2020

For current information about the fund, visit capitalgroup.com.

International Growth and Income Fund	3

The value of a long-term perspective

How a hypothetical $10,000 investment has grown (for the period October 1, 2008, to June 30, 2020, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	All results are calculated with dividends and capital gains reinvested.
[3]	Source: MSCI. The market index is unmanaged and, therefore, has no expenses. The index reflects dividends net of withholding taxes. Investors cannot invest directly in an index.
[4]	For the period October 1, 2008 (when the fund began operations), through June 30, 2009.

Average annual total returns based on a $1,000 investment (for periods ended June 30, 2020)*

	1 year	5 years	10 years

Class A shares	–11.00%	0.36%	4.86%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 0.92% for Class A shares as of the prospectus dated September 1, 2020 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

4	International Growth and Income Fund

Summary investment portfolio June 30, 2020

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Euro zone*	23.99%
United Kingdom	15.49
Japan	7.65
China	6.52
Switzerland	6.36
Hong Kong	5.49
Taiwan	4.43
United States	4.18
Canada	3.49
Other countries	18.20
Short-term securities & other assets less liabilities	4.20
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 93.09%	Shares	Value (000)
Financials 17.38%
AIA Group Ltd.[1]	27,092,200	$252,149
EQT AB1	8,243,555	147,601
Ping An Insurance (Group) Co. of China, Ltd., Class H1	14,489,000	144,702
Zurich Insurance Group AG1	403,766	142,193
Euronext NV1	1,352,998	135,498
Toronto-Dominion Bank (CAD denominated)	2,651,424	118,334
Prudential PLC[1]	7,079,356	106,613
HDFC Bank Ltd.[1]	7,184,091	102,406
Sberbank of Russia PJSC (ADR)[1,2]	8,829,392	100,310
AXA SA1,2	4,601,330	96,026
Other securities		1,404,720
		2,750,552

Information technology 12.16%
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	55,568,506	588,028
ASML Holding NV1	966,781	354,401
Tokyo Electron Ltd.[1]	797,500	195,716
SAP SE1	721,346	100,408
Other securities		685,193
		1,923,746

Consumer staples 10.65%
British American Tobacco PLC[1]	11,811,525	453,816
Nestlé SA1	2,327,188	257,097
Philip Morris International Inc.	2,561,607	179,466
Pernod Ricard SA1	849,054	133,445
Associated British Foods PLC[1]	4,723,677	111,938
Anheuser-Busch InBev SA/NV1	2,198,641	108,364
Kweichow Moutai Co., Ltd., Class A1	467,763	96,805
Other securities		343,773
		1,684,704

Consumer discretionary 10.49%
Wynn Macau, Ltd.[1]	109,053,200	189,455
LVMH Moët Hennessy-Louis Vuitton SE1	309,298	135,472
Evolution Gaming Group AB1	2,241,311	133,487
Alibaba Group Holding Ltd.[1,2]	4,838,000	130,736
Other securities		1,070,349
		1,659,499

International Growth and Income Fund	5

Common stocks (continued)	Shares	Value (000)
Health care 9.41%
AstraZeneca PLC[1]	4,225,206	$440,463
Sanofi[1]	1,774,692	180,555
Novartis AG1	1,650,846	143,443
Novo Nordisk A/S, Class B1	1,673,486	108,293
Koninklijke Philips NV (EUR denominated)[1,2]	2,294,490	106,847
Other securities		509,263
		1,488,864

Industrials 7.63%
Airbus SE, non-registered shares[1,2]	2,265,965	161,243
BAE Systems PLC[1]	25,255,891	151,065
SMC Corp.[1]	231,400	118,107
Other securities		777,465
		1,207,880

Utilities 6.29%
Enel SpA[1]	41,152,645	354,537
Ørsted AS1	1,233,237	142,229
Engie SA1,2	7,619,174	94,046
Other securities		404,169
		994,981

Communication services 6.08%
Koninklijke KPN NV1	60,056,826	159,066
Vodafone Group PLC[1]	97,007,427	154,684
Nintendo Co., Ltd.[1]	300,800	133,846
Tencent Holdings Ltd.[1]	1,674,700	107,572
Other securities		407,288
		962,456

Energy 5.15%
LUKOIL Oil Co. PJSC (ADR)[1]	1,604,193	118,912
Gazprom PJSC (ADR)[1]	20,184,915	108,711
TC Energy Corp. (CAD denominated)	2,401,400	102,594
Other securities		484,288
		814,505

Materials 5.04%
Vale SA, ordinary nominative	11,137,000	114,522
Vale SA, ordinary nominative (ADR)	2,495,000	25,723
Linde PLC	608,500	129,069
Koninklijke DSM NV1	844,477	116,726
Other securities		412,264
		798,304

Real estate 2.81%
Longfor Group Holdings Ltd.[1]	25,035,000	119,243
CK Asset Holdings Ltd.[1]	17,128,244	101,853
Other securities		223,023
		444,119

Total common stocks (cost: $13,161,873,000)		14,729,610

Preferred securities 2.71%
Information technology 1.64%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	6,662,535	260,187

		260,187

Other 1.07%
Other securities		168,182

Total preferred securities (cost: $437,475,000)		428,369

6	International Growth and Income Fund

Short-term securities 4.14%	Shares	Value (000)
Money market investments 4.14%
Capital Group Central Cash Fund 0.18%[3]	6,550,781	$655,144

Total short-term securities (cost: $655,042,000)		655,144
Total investment securities 99.94% (cost: $14,254,390,000)		15,813,123
Other assets less liabilities 0.06%		9,330

Net assets 100.00%		$15,822,453

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $13,167,799,000, which represented 83.22% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Rate represents the seven-day yield at 6/30/2020.

Key to abbreviations

ADR = American Depositary Receipts
CAD = Canadian dollars
EUR = Euros

See notes to financial statements.

International Growth and Income Fund	7

Financial statements

Statement of assets and liabilities
at June 30, 2020	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $14,254,390)		$15,813,123
Cash		1,119
Cash denominated in currencies other than U.S. dollars (cost: $9,696)		9,688
Receivables for:
Sales of investments	$6,520
Sales of fund’s shares	12,267
Dividends and interest	56,002	74,789
		15,898,719
Liabilities:
Payables for:
Purchases of investments	49,925
Repurchases of fund’s shares	12,564
Investment advisory services	6,181
Services provided by related parties	1,708
Trustees’ deferred compensation	2,387
Other	3,501	76,266
Net assets at June 30, 2020		$15,822,453

Net assets consist of:
Capital paid in on shares of beneficial interest		$15,678,974
Total distributable earnings		143,479
Net assets at June 30, 2020		$15,822,453

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (514,511 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$3,998,983	129,997		$30.76
Class C	146,462	4,769		30.71
Class T	10	—	*	30.75
Class F-1	200,895	6,523		30.80
Class F-2	2,454,914	79,791		30.77
Class F-3	3,554,352	115,630		30.74
Class 529-A	132,807	4,323		30.72
Class 529-C	19,967	653		30.59
Class 529-E	4,513	147		30.73
Class 529-T	11	—	*	30.75
Class 529-F-1	21,601	702		30.76
Class R-1	2,685	87		30.71
Class R-2	47,334	1,546		30.61
Class R-2E	35,049	1,146		30.60
Class R-3	77,573	2,527		30.70
Class R-4	63,510	2,066		30.74
Class R-5E	13,687	446		30.72
Class R-5	31,705	1,025		30.92
Class R-6	5,016,395	163,133		30.75

*	Amount less than one thousand.

See notes to financial statements.

8	International Growth and Income Fund

Statement of operations
for the year ended June 30, 2020	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $34,082)	$418,264
Interest	53	$418,317
Fees and expenses*:
Investment advisory services	72,983
Distribution services	15,178
Transfer agent services	10,335
Administrative services	4,589
Reports to shareholders	565
Registration statement and prospectus	532
Trustees’ compensation	410
Auditing and legal	175
Custodian	3,074
Other	169	108,010
Net investment income		310,307

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers	(520,100)
In-kind redemptions	2,303
Currency transactions	(4,540)	(522,337)
Net unrealized depreciation on:
Investments in unaffiliated issuers	(570,292)
Currency translations	(1,920)	(572,212)
Net realized loss and unrealized depreciation		(1,094,549)
Net decrease in net assets resulting from operations		$(784,242)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended June 30,
	2020	2019
Operations:
Net investment income	$310,307	$372,555
Net realized loss	(522,337)	(56,078)
Net unrealized (depreciation) appreciation	(572,212)	87,851
Net (decrease) increase in net assets resulting from operations	(784,242)	404,328

Distributions paid to shareholders	(327,783)	(372,258)

Net capital share transactions	1,585,951	1,067,604

Total increase in net assets	473,926	1,099,674

Net assets:
Beginning of year	15,348,527	14,248,853
End of year	$15,822,453	$15,348,527

See notes to financial statements.

International Growth and Income Fund	9

Notes to financial statements

1. Organization

International Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital while providing current income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%[1]	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years[2]
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[3]
Class 529-E	None	None	None
Classes T and 529-T4	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	Up to 3.50% for Class 529-A shares purchased on or after June 30, 2020.
[2]	Effective June 30, 2020, Class C converts to Class A after 8 years.
[3]	Effective June 30, 2020, Class 529-C converts to Class 529-A after 5 years.
[4]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

10	International Growth and Income Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

International Growth and Income Fund	11

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$405,628	$2,344,924	$—	$2,750,552
Information technology	171,732	1,752,014	—	1,923,746
Consumer staples	179,466	1,505,238	—	1,684,704
Consumer discretionary	39,714	1,619,785	—	1,659,499
Health care	77,120	1,411,744	—	1,488,864
Industrials	126,218	1,081,662	—	1,207,880
Utilities	72,041	922,940	—	994,981
Communication services	142,042	820,414	—	962,456
Energy	266,104	548,401	—	814,505
Materials	409,577	388,727	—	798,304
Real estate	28,086	416,033	—	444,119
Preferred securities	72,452	355,917	—	428,369
Short-term securities	655,144	—	—	655,144
Total	$2,645,324	$13,167,799	$—	$15,813,123

12	International Growth and Income Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

International Growth and Income Fund	13

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended June 30, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended June 30, 2020, the fund reclassified $2,235,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of June 30, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$24,096
Capital loss carryforward*	(1,361,183)
Gross unrealized appreciation on investments	3,034,602
Gross unrealized depreciation on investments	(1,551,294)
Net unrealized appreciation on investments	1,483,308
Cost of investments	14,329,815

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

14	International Growth and Income Fund

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended June 30
Share class	2020		2019
Class A	$85,271		$110,623
Class C	2,022		3,407
Class T	—	†	—	†
Class F-1	3,880		4,852
Class F-2	59,452		71,597
Class F-3	63,879		68,104
Class 529-A	2,676		3,338
Class 529-C	252		415
Class 529-E	82		108
Class 529-T	—	†	—	†
Class 529-F-1	462		508
Class R-1	34		51
Class R-2	605		868
Class R-2E	276		76
Class R-3	1,132		1,328
Class R-4	1,261		1,591
Class R-5E	239		110
Class R-5	635		688
Class R-6	105,625		104,594
Total	$327,783		$372,258

†	Amount less than one thousand.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.440% on such assets in excess of $17 billion. For the year ended June 30, 2020, the investment advisory services fee was $72,983,000, which was equivalent to an annualized rate of 0.477% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

International Growth and Income Fund	15

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of June 30, 2020, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended June 30, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$11,333	$5,612		$1,341		Not applicable
Class C	1,757	224		53		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	503	272		61		Not applicable
Class F-2	Not applicable	3,311		824		Not applicable
Class F-3	Not applicable	245		804		Not applicable
Class 529-A	324	164		43		$90
Class 529-C	219	27		7		15
Class 529-E	24	2		1		3
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	25		6		14
Class R-1	27	4		1		Not applicable
Class R-2	382	187		15		Not applicable
Class R-2E	99	30		5		Not applicable
Class R-3	347	113		21		Not applicable
Class R-4	163	71		20		Not applicable
Class R-5E	Not applicable	17		3		Not applicable
Class R-5	Not applicable	13		8		Not applicable
Class R-6	Not applicable	18		1,376		Not applicable
Total class-specific expenses	$15,178	$10,335		$4,589		$122

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the

16	International Growth and Income Fund

selected funds. Trustees’ compensation of $410,000 in the fund’s statement of operations reflects $379,000 in current fees (either paid in cash or deferred) and a net increase of $31,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended June 30, 2020, the fund engaged in such purchase and sale transactions with related funds in the amounts of $356,111,000 and $129,417,000, respectively, which generated $26,187,000 of net realized losses from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended June 30, 2020.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of						Net (decrease)
	Sales		distributions				Repurchases		increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended June 30, 2020

Class A	$408,806	12,866	$83,607		2,697		$(853,994)	(27,840)	$(361,581)	(12,277)
Class C	15,054	470	1,997		63		(62,051)	(1,945)	(45,000)	(1,412)
Class T	—	—	—		—		—	—	—	—
Class F-1	82,477	2,587	3,774		122		(76,457)	(2,422)	9,794	287
Class F-2	764,174	24,931	57,649		1,861		(1,043,349)	(33,610)	(221,526)	(6,818)
Class F-3	1,814,631	59,225	63,464		2,061		(751,437)	(24,424)	1,126,658	36,862
Class 529-A	18,472	564	2,674		86		(25,482)	(791)	(4,336)	(141)
Class 529-C	3,048	95	252		8		(7,289)	(225)	(3,989)	(122)
Class 529-E	578	18	82		3		(998)	(31)	(338)	(10)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	5,929	178	462		15		(4,636)	(142)	1,755	51
Class R-1	603	19	33		1		(912)	(29)	(276)	(9)
Class R-2	12,852	401	605		19		(15,879)	(502)	(2,422)	(82)
Class R-2E	37,189	1,091	276		10		(2,793)	(91)	34,672	1,010
Class R-3	43,679	1,314	1,128		37		(25,867)	(812)	18,940	539
Class R-4	19,201	601	1,260		41		(19,006)	(594)	1,455	48
Class R-5E	13,370	407	239		8		(3,693)	(127)	9,916	288
Class R-5	22,317	653	519		17		(10,447)	(349)	12,389	321
Class R-6	1,104,318	36,739	105,596		3,439		(200,074)	(6,067)	1,009,840	34,111
Total net increase (decrease)	$4,366,698	142,159	$323,617		10,488		$(3,104,364)	(100,001)	$1,585,951	52,646

See next page for footnotes.

International Growth and Income Fund	17

			Reinvestments of						Net (decrease)
	Sales*		distributions				Repurchases*		increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended June 30, 2019

Class A	$579,986	18,568	$108,562		3,343		$(872,139)	(27,666)	$(183,591)	(5,755)
Class C	21,918	701	3,369		103		(68,599)	(2,173)	(43,312)	(1,369)
Class T	—	—	—		—		—	—	—	—
Class F-1	56,701	1,780	4,775		147		(103,493)	(3,217)	(42,017)	(1,290)
Class F-2	863,819	27,527	69,585		2,147		(778,266)	(24,684)	155,138	4,990
Class F-3	756,735	23,405	66,261		2,048		(507,969)	(16,023)	315,027	9,430
Class 529-A	18,884	594	3,337		103		(26,550)	(834)	(4,329)	(137)
Class 529-C	3,742	118	414		13		(7,619)	(241)	(3,463)	(110)
Class 529-E	931	30	108		3		(1,143)	(36)	(104)	(3)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	6,759	217	508		16		(4,315)	(137)	2,952	96
Class R-1	502	16	51		1		(960)	(30)	(407)	(13)
Class R-2	13,005	411	868		27		(16,634)	(526)	(2,761)	(88)
Class R-2E	2,032	67	76		2		(906)	(29)	1,202	40
Class R-3	15,480	486	1,324		41		(20,472)	(642)	(3,668)	(115)
Class R-4	13,484	424	1,589		49		(30,833)	(981)	(15,760)	(508)
Class R-5E	5,237	161	110		3		(920)	(29)	4,427	135
Class R-5	3,579	111	687		21		(14,206)	(444)	(9,940)	(312)
Class R-6	923,714	29,046	104,547		3,230		(130,051)	(4,016)	898,210	28,260
Total net increase (decrease)	$3,286,508	103,662	$366,171		11,297		$(2,585,075)	(81,708)	$1,067,604	33,251

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $6,895,742,000 and $5,016,104,000, respectively, during the year ended June 30, 2020.

18	International Growth and Income Fund

Financial highlights

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class A:
6/30/2020	$33.23	$.58	$(2.43)	$(1.85)	$(.62)	$30.76	(5.56)%	$3,999		.92%		1.80%
6/30/2019	33.25	.77	(.02)	.75	(.77)	33.23	2.34	4,728		.91		2.41
6/30/2018	32.03	.77	1.23	2.00	(.78)	33.25	6.18	4,922		.90		2.23
6/30/2017	27.81	.63	4.27	4.90	(.68)	32.03	17.80	4,700		.92		2.11
6/30/2016	31.99	.73	(4.11)	(3.38)	(.80)	27.81	(10.62)	4,432		.91		2.52
Class C:
6/30/2020	33.16	.34	(2.42)	(2.08)	(.37)	30.71	(6.29)	146		1.66		1.06
6/30/2019	33.16	.50	.02	.52	(.52)	33.16	1.59	205		1.69		1.58
6/30/2018	31.95	.49	1.23	1.72	(.51)	33.16	5.35	250		1.69		1.43
6/30/2017	27.74	.38	4.27	4.65	(.44)	31.95	16.83	255		1.72		1.28
6/30/2016	31.91	.48	(4.08)	(3.60)	(.57)	27.74	(11.35)	263		1.72		1.68
Class T:
6/30/2020	33.23	.67	(2.44)	(1.77)	(.71)	30.75	(5.33)[4]	—	[5]	.66	[4]	2.07	[4]
6/30/2019	33.24	.85	(.01)	.84	(.85)	33.23	2.61 [4]	—	[5]	.67	[4]	2.66	[4]
6/30/2018	32.03	.84	1.22	2.06	(.85)	33.24	6.40 [4]	—	[5]	.69	[4]	2.44	[4]
6/30/2017[6,7]	30.40	.29	1.65	1.94	(.31)	32.03	6.37 [4,8]	—	[5]	.16	[4,8]	.93	[4,8]
Class F-1:
6/30/2020	33.27	.59	(2.44)	(1.85)	(.62)	30.80	(5.55)	201		.92		1.81
6/30/2019	33.29	.76	(.02)	.74	(.76)	33.27	2.29	207		.95		2.36
6/30/2018	32.06	.74	1.25	1.99	(.76)	33.29	6.16	250		.94		2.15
6/30/2017	27.80	.57	4.32	4.89	(.63)	32.06	17.73	362		.97		1.93
6/30/2016	31.98	.61	(4.00)	(3.39)	(.79)	27.80	(10.68)	768		.96		2.11
Class F-2:
6/30/2020	33.25	.67	(2.44)	(1.77)	(.71)	30.77	(5.33)	2,455		.66		2.06
6/30/2019	33.26	.85	(.01)	.84	(.85)	33.25	2.61	2,879		.68		2.67
6/30/2018	32.05	.85	1.22	2.07	(.86)	33.26	6.41	2,715		.68		2.46
6/30/2017	27.82	.65	4.32	4.97	(.74)	32.05	18.04	2,444		.70		2.22
6/30/2016	32.00	.87	(4.19)	(3.32)	(.86)	27.82	(10.43)	3,024		.70		3.02
Class F-3:
6/30/2020	33.22	.71	(2.45)	(1.74)	(.74)	30.74	(5.22)	3,554		.55		2.20
6/30/2019	33.23	.88	(.01)	.87	(.88)	33.22	2.71	2,617		.58		2.77
6/30/2018	32.02	.89	1.21	2.10	(.89)	33.23	6.53	2,304		.58		2.59
6/30/2017[6,9]	29.42	.64	2.41	3.05	(.45)	32.02	10.40 [8]	1,825		.25	[8]	1.99	[8]
Class 529-A:
6/30/2020	33.19	.58	(2.44)	(1.86)	(.61)	30.72	(5.59)	133		.95		1.78
6/30/2019	33.20	.75	(.01)	.74	(.75)	33.19	2.30	148		.97		2.36
6/30/2018	31.99	.76	1.21	1.97	(.76)	33.20	6.10	153		.95		2.20
6/30/2017	27.78	.61	4.26	4.87	(.66)	31.99	17.71	136		.99		2.07
6/30/2016	31.96	.70	(4.10)	(3.40)	(.78)	27.78	(10.71)	118		1.00		2.45

See end of table for footnotes.

International Growth and Income Fund	19

Financial highlights (continued)

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class 529-C:
6/30/2020	$33.03	$.33	$(2.41)	$(2.08)	$(.36)	$30.59	(6.30)%	$20		1.69%		1.03%
6/30/2019	33.05	.49	— [10]	.49	(.51)	33.03	1.51	26		1.73		1.55
6/30/2018	31.83	.46	1.24	1.70	(.48)	33.05	5.33	29		1.74		1.35
6/30/2017	27.64	.38	4.24	4.62	(.43)	31.83	16.79	32		1.77		1.28
6/30/2016	31.81	.47	(4.09)	(3.62)	(.55)	27.64	(11.44)	29		1.79		1.64
Class 529-E:
6/30/2020	33.19	.51	(2.42)	(1.91)	(.55)	30.73	(5.76)	4		1.14		1.59
6/30/2019	33.21	.69	(.02)	.67	(.69)	33.19	2.07	5		1.17		2.17
6/30/2018	31.99	.68	1.23	1.91	(.69)	33.21	5.93	5		1.17		1.98
6/30/2017	27.78	.56	4.25	4.81	(.60)	31.99	17.45	5		1.19		1.88
6/30/2016	31.96	.62	(4.09)	(3.47)	(.71)	27.78	(10.92)	4		1.22		2.17
Class 529-T:
6/30/2020	33.23	.65	(2.44)	(1.79)	(.69)	30.75	(5.39)[4]	—	[5]	.71	[4]	2.01	[4]
6/30/2019	33.24	.83	(.01)	.82	(.83)	33.23	2.54 [4]	—	[5]	.74	[4]	2.59	[4]
6/30/2018	32.03	.83	1.22	2.05	(.84)	33.24	6.36 [4]	—	[5]	.73	[4]	2.40	[4]
6/30/2017[6,7]	30.40	.29	1.64	1.93	(.30)	32.03	6.36 [4,8]	—	[5]	.17	[4,8]	.92	[4,8]
Class 529-F-1:
6/30/2020	33.24	.65	(2.44)	(1.79)	(.69)	30.76	(5.39)	22		.72		2.02
6/30/2019	33.25	.84	(.02)	.82	(.83)	33.24	2.54	22		.74		2.62
6/30/2018	32.04	.84	1.21	2.05	(.84)	33.25	6.36	18		.74		2.43
6/30/2017	27.81	.69	4.26	4.95	(.72)	32.04	17.98	15		.77		2.32
6/30/2016	32.00	.79	(4.14)	(3.35)	(.84)	27.81	(10.55)	11		.79		2.73
Class R-1:
6/30/2020	33.16	.36	(2.42)	(2.06)	(.39)	30.71	(6.24)[4]	3		1.63	[4]	1.11	[4]
6/30/2019	33.16	.52	.01	.53	(.53)	33.16	1.62 [4]	3		1.65	[4]	1.62	[4]
6/30/2018	31.95	.49	1.24	1.73	(.52)	33.16	5.38 [4]	4		1.65	[4]	1.42	[4]
6/30/2017	27.74	.32	4.34	4.66	(.45)	31.95	16.90	5		1.66		1.09
6/30/2016	31.91	.52	(4.09)	(3.57)	(.60)	27.74	(11.25)[4]	10		1.59	[4]	1.80	[4]
Class R-2:
6/30/2020	33.06	.34	(2.41)	(2.07)	(.38)	30.61	(6.27)	47		1.66		1.07
6/30/2019	33.07	.52	— [10]	.52	(.53)	33.06	1.60	54		1.67		1.64
6/30/2018	31.87	.50	1.22	1.72	(.52)	33.07	5.38	57		1.66		1.46
6/30/2017	27.68	.40	4.25	4.65	(.46)	31.87	16.89	54		1.68		1.37
6/30/2016	31.85	.48	(4.10)	(3.62)	(.55)	27.68	(11.42)	47		1.79		1.66
Class R-2E:
6/30/2020	33.09	.51	(2.48)	(1.97)	(.52)	30.60	(5.95)	35		1.32		1.72
6/30/2019	33.12	.67	(.07)	.60	(.63)	33.09	1.85	5		1.39		2.09
6/30/2018	31.92	.61	1.22	1.83	(.63)	33.12	5.69	3		1.38		1.79
6/30/2017	27.74	.59	4.16	4.75	(.57)	31.92	17.24	2		1.40		1.98
6/30/2016	31.96	.87	(4.35)	(3.48)	(.74)	27.74	(10.97)	—	[5]	1.38		3.19

20	International Growth and Income Fund

		(Loss) income from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class R-3:
6/30/2020	$33.17	$.50	$(2.44)	$(1.94)	$(.53)	$30.70	(5.84)%	$78		1.20%		1.57%
6/30/2019	33.18	.67	(.01)	.66	(.67)	33.17	2.04	66		1.23		2.09
6/30/2018	31.97	.65	1.23	1.88	(.67)	33.18	5.85	70		1.22		1.89
6/30/2017	27.76	.53	4.27	4.80	(.59)	31.97	17.40	66		1.25		1.80
6/30/2016	31.94	.64	(4.12)	(3.48)	(.70)	27.76	(10.95)	60		1.25		2.22
Class R-4:
6/30/2020	33.21	.59	(2.43)	(1.84)	(.63)	30.74	(5.54)	63		.90		1.84
6/30/2019	33.22	.75	— [10]	.75	(.76)	33.21	2.33	67		.92		2.33
6/30/2018	32.01	.75	1.23	1.98	(.77)	33.22	6.16	84		.92		2.18
6/30/2017	27.79	.63	4.27	4.90	(.68)	32.01	17.77	87		.94		2.13
6/30/2016	31.98	.73	(4.12)	(3.39)	(.80)	27.79	(10.67)	74		.93		2.54
Class R-5E:
6/30/2020	33.20	.66	(2.44)	(1.78)	(.70)	30.72	(5.35)	14		.69		2.07
6/30/2019	33.22	.93	(.11)	.82	(.84)	33.20	2.56	5		.71		2.92
6/30/2018	32.01	1.02	1.03	2.05	(.84)	33.22	6.36	1		.71		2.96
6/30/2017	27.79	.97	3.98	4.95	(.73)	32.01	17.97	—	[5]	.71		3.19
6/30/2016[6,11]	29.43	.54	(1.61)	(1.07)	(.57)	27.79	(3.68)[8]	—	[5]	.78	[12]	3.16	[12]
Class R-5:
6/30/2020	33.41	.71	(2.47)	(1.76)	(.73)	30.92	(5.25)	32		.58		2.20
6/30/2019	33.42	.84	.01	.85	(.86)	33.41	2.64	24		.62		2.60
6/30/2018	32.20	.88	1.22	2.10	(.88)	33.42	6.48	34		.62		2.52
6/30/2017	27.95	.73	4.29	5.02	(.77)	32.20	18.13	33		.63		2.46
6/30/2016	32.15	.82	(4.14)	(3.32)	(.88)	27.95	(10.39)	26		.63		2.85
Class R-6:
6/30/2020	33.23	.71	(2.44)	(1.73)	(.75)	30.75	(5.21)	5,016		.54		2.21
6/30/2019	33.24	.91	(.04)	.87	(.88)	33.23	2.71	4,288		.57		2.84
6/30/2018	32.03	.90	1.21	2.11	(.90)	33.24	6.54	3,350		.57		2.62
6/30/2017	27.81	.76	4.24	5.00	(.78)	32.03	18.17	2,519		.58		2.56
6/30/2016	31.99	.85	(4.13)	(3.28)	(.90)	27.81	(10.33)	1,657		.58		2.98

	Year ended June 30,
	2020	2019	2018	2017	2016
Portfolio turnover rate for all share classes[13]	35%	35%	27%	37%	37%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Amount less than $.01.
[11]	Class R-5E shares began investment operations on November 20, 2015.
[12]	Annualized.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

International Growth and Income Fund	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of International Growth and Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of International Growth and Income Fund (the “Fund”), including the summary investment portfolio, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
August 12, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

22	International Growth and Income Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2020, through June 30, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Growth and Income Fund	23

	Beginning account value 1/1/2020	Ending account value 6/30/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$857.31	$4.25	.92%
Class A – assumed 5% return	1,000.00	1,020.29	4.62	.92
Class C – actual return	1,000.00	854.23	7.61	1.65
Class C – assumed 5% return	1,000.00	1,016.66	8.27	1.65
Class T – actual return	1,000.00	858.60	3.00	.65
Class T – assumed 5% return	1,000.00	1,021.63	3.27	.65
Class F-1 – actual return	1,000.00	857.56	4.25	.92
Class F-1 – assumed 5% return	1,000.00	1,020.29	4.62	.92
Class F-2 – actual return	1,000.00	858.70	3.00	.65
Class F-2 – assumed 5% return	1,000.00	1,021.63	3.27	.65
Class F-3 – actual return	1,000.00	859.18	2.50	.54
Class F-3 – assumed 5% return	1,000.00	1,022.18	2.72	.54
Class 529-A – actual return	1,000.00	857.33	4.34	.94
Class 529-A – assumed 5% return	1,000.00	1,020.19	4.72	.94
Class 529-C – actual return	1,000.00	854.16	7.74	1.68
Class 529-C – assumed 5% return	1,000.00	1,016.51	8.42	1.68
Class 529-E – actual return	1,000.00	856.63	5.22	1.13
Class 529-E – assumed 5% return	1,000.00	1,019.24	5.67	1.13
Class 529-T – actual return	1,000.00	858.32	3.28	.71
Class 529-T – assumed 5% return	1,000.00	1,021.33	3.57	.71
Class 529-F-1 – actual return	1,000.00	858.36	3.28	.71
Class 529-F-1 – assumed 5% return	1,000.00	1,021.33	3.57	.71
Class R-1 – actual return	1,000.00	854.38	7.52	1.63
Class R-1 – assumed 5% return	1,000.00	1,016.76	8.17	1.63
Class R-2 – actual return	1,000.00	854.29	7.61	1.65
Class R-2 – assumed 5% return	1,000.00	1,016.66	8.27	1.65
Class R-2E – actual return	1,000.00	855.94	6.09	1.32
Class R-2E – assumed 5% return	1,000.00	1,018.30	6.62	1.32
Class R-3 – actual return	1,000.00	856.41	5.49	1.19
Class R-3 – assumed 5% return	1,000.00	1,018.95	5.97	1.19
Class R-4 – actual return	1,000.00	857.62	4.11	.89
Class R-4 – assumed 5% return	1,000.00	1,020.44	4.47	.89
Class R-5E – actual return	1,000.00	858.35	3.19	.69
Class R-5E – assumed 5% return	1,000.00	1,021.43	3.47	.69
Class R-5 – actual return	1,000.00	858.99	2.63	.57
Class R-5 – assumed 5% return	1,000.00	1,022.03	2.87	.57
Class R-6 – actual return	1,000.00	859.25	2.45	.53
Class R-6 – assumed 5% return	1,000.00	1,022.23	2.66	.53

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

24	International Growth and Income Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2020:

Foreign taxes	$0.07 per share
Foreign source income	$0.89 per share
Qualified dividend income	100%
Corporate dividends received deduction	$16,967,000
U.S. government income that may be exempt from state taxation	$4,198,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

International Growth and Income Fund	25

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2012	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
Michael C. Camuñez, 1969	2019	President and CEO, Monarch Global Strategies LLC, previously ManattJones Global Strategies (international consulting); former Assistant Secretary of Commerce, U.S. Department of Commerce	4	Edison International/Southern California Edison
Vanessa C. L. Chang, 1952	2012	Former Director, EL & EL Investments (real estate)	16	Edison International; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2012	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	ViacomCBS Inc.
Leonade D. Jones, 1947	2008	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	17	Sempra Energy
James J. Postl, 1946 Chairman of the Board (Independent and Non-Executive)	2008	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	None
Josette Sheeran, 1954	2019	President and CEO, Asia Society; United Nations Special Envoy for Haiti	7	None
Margaret Spellings, 1957	2012	President and CEO, Texas2036; former President, Margaret Spellings & Company (public policy and and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Isaac Stein, 1946	2008	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	None

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Hilda L. Applbaum, 1961	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	4	None
Gregory D. Johnson, 1963	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, Capital Research and Management Company	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

26	International Growth and Income Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Andrew B. Suzman, 1967 Co-President	2008	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]
Steven T. Watson, 1955 Co-President	2008	Partner — Capital International Investors, Capital International, Inc.[7]; Director, Capital International, Inc.[7]
Donald Rolfe, 1972 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael Cohen, 1961 Senior Vice President	2019	Partner — Capital World Investors, Capital Bank and Trust Company[7]; Partner — Capital World Investors, Capital Research Company[7]; Chairman and Senior Vice President, Capital International Limited[7]; Director, Capital Research and Management Company
Patrice Collette, 1967 Senior Vice President	2015	Partner — Capital World Investors, Capital International, Inc.[7]
Paul Flynn, 1966 Senior Vice President	2020	Partner — Capital World Investors, Capital International Sàrl[7]
Leo Hee, 1971 Senior Vice President	2019	Partner — Capital World Investors, Capital International, Inc.[7]
Jason B. Smith, 1972 Senior Vice President	2015	Partner — Capital World Investors, Capital Research and Management Company
Lisa Thompson, 1965 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Courtney R. Taylor, 1975 Assistant Secretary	2018	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Patrice Collette and Jason B. Smith, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

International Growth and Income Fund	27

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

28	International Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete June 30, 2020, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	IGI

Registrant:
a) Audit Fees:

Audit	2019	3,000
	2020	106,000

b) Audit-Related Fees:
	2019	3,000
	2020	3,000

c) Tax Fees:
	2019	14,000
	2020	17,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,238,000
	2020	1,887,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2019	10,000
	2020	83,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	None
	2020	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,268,000 for fiscal year 2019 and $1,991,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

International Growth and Income FundSM

Investment portfolio

June 30, 2020

Common stocks 93.09% Financials 17.38%	Shares	Value (000)
AIA Group Ltd.1	27,092,200	$252,149
EQT AB1	8,243,555	147,601
Ping An Insurance (Group) Co. of China, Ltd., Class H1	14,489,000	144,702
Zurich Insurance Group AG1	403,766	142,193
Euronext NV1	1,352,998	135,498
Toronto-Dominion Bank (CAD denominated)	2,651,424	118,334
Prudential PLC1	7,079,356	106,613
HDFC Bank Ltd.1	7,184,091	102,406
Sberbank of Russia PJSC (ADR)1,2	8,829,392	100,310
AXA SA1,2	4,601,330	96,026
B3 SA - Brasil, Bolsa, Balcao	9,080,000	91,984
Hong Kong Exchanges and Clearing Ltd.1	1,799,000	76,671
UBS Group AG1	6,564,686	75,419
Partners Group Holding AG1	81,679	73,964
Deutsche Boerse AG1	371,301	67,112
HDFC Life Insurance Company Ltd.1,2	8,185,000	59,610
Hiscox Ltd.1	5,963,994	58,217
London Stock Exchange Group PLC1	557,896	57,711
Aviva PLC1	16,994,815	57,513
Kotak Mahindra Bank Ltd.1	2,755,000	49,717
UniCredit SpA1,2	4,960,623	45,541
Société Générale1,2	2,709,923	45,085
Moscow Exchange MICEX-RTS PJSC1	26,198,788	41,657
Barclays PLC1	28,651,272	40,535
Tokio Marine Holdings, Inc.1	927,400	40,403
Fairfax Financial Holdings Ltd., subordinate voting shares	127,953	39,531
Macquarie Group Ltd.1	472,707	38,910
Banco Bilbao Vizcaya Argentaria, SA1	10,933,066	37,554
Intercontinental Exchange, Inc.	409,746	37,533
FinecoBank SpA1,2	2,260,000	30,454
Banco Santander, SA1	11,587,930	28,257
Brookfield Asset Management Inc., Class A (CAD denominated)	848,475	27,924
ORIX Corp.1	2,198,600	27,109
AIB Group PLC1,2	21,132,781	26,338
Bank of Nova Scotia (CAD denominated)	609,623	25,227
M&G PLC1	11,818,986	24,499
Swedbank AB, Class A1,2	1,796,281	22,990
BB Seguridade Participações SA	4,565,000	22,892
DNB ASA1,2	1,587,215	21,001
Resona Holdings, Inc.1	5,870,300	20,031
TMX Group Ltd.	201,775	19,950
Lloyds Banking Group PLC1	49,155,000	18,962
Discovery Ltd.1	3,080,877	18,550
Credicorp Ltd.	137,000	18,313
Investor AB, Class B1	258,000	13,595

International Growth and Income Fund — Page 1 of 7

Common stocks (continued) Financials (continued)	Shares	Value (000)
ICICI Bank Ltd. (ADR)	424,138	$3,940
Piraeus Bank SA1,2	12,070	21
		2,750,552
Information technology 12.16%
Taiwan Semiconductor Manufacturing Company, Ltd.1	55,568,506	588,028
ASML Holding NV1	966,781	354,401
Tokyo Electron Ltd.1	797,500	195,716
SAP SE1	721,346	100,408
Broadcom Inc.	291,221	91,912
Edenred SA1	1,990,804	86,972
PagSeguro Digital Ltd., Class A2	1,999,702	70,669
Keyence Corp.1	159,000	66,386
TDK Corp.1	658,500	65,280
Vanguard International Semiconductor Corp.1	23,116,250	60,840
Temenos AG1	306,810	47,570
Nokia Corp.1	8,345,949	36,550
Logitech International SA1	513,682	33,494
MediaTek Inc.1	1,428,000	27,940
NetEase, Inc.1	1,409,100	24,290
Largan Precision Co., Ltd.1	169,000	23,322
Murata Manufacturing Co., Ltd.1	345,800	20,262
AAC Technologies Holdings Inc.1	2,446,000	14,976
Infosys Ltd. (ADR)	947,300	9,151
Capita PLC1,2	7,382,450	4,027
Nemetschek SE1	22,624	1,552
		1,923,746
Consumer staples 10.65%
British American Tobacco PLC1	11,811,525	453,816
Nestlé SA1	2,327,188	257,097
Philip Morris International Inc.	2,561,607	179,466
Pernod Ricard SA1	849,054	133,445
Associated British Foods PLC1	4,723,677	111,938
Anheuser-Busch InBev SA/NV1	2,198,641	108,364
Kweichow Moutai Co., Ltd., Class A1	467,763	96,805
Carlsberg A/S, Class B1	671,105	88,653
Japan Tobacco Inc.1	4,074,300	75,594
Unilever PLC1	1,392,205	75,064
Bakkafrost P/F1,2	441,027	27,781
Reckitt Benckiser Group PLC1	244,767	22,526
Unilever NV (EUR denominated)1	400,080	21,218
Mowi ASA1	917,432	17,437
Danone SA1,2	224,313	15,500
		1,684,704
Consumer discretionary 10.49%
Wynn Macau, Ltd.1	109,053,200	189,455
LVMH Moët Hennessy-Louis Vuitton SE1	309,298	135,472
Evolution Gaming Group AB1	2,241,311	133,487
Alibaba Group Holding Ltd.1,2	4,838,000	130,736
Midea Group Co., Ltd., Class A1	10,792,366	91,294
Renault SA1,2	3,390,000	85,809
Ocado Group PLC1,2	2,701,900	67,829
Naspers Ltd., Class N1	363,275	66,272

International Growth and Income Fund — Page 2 of 7

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Valeo SA, non-registered shares1	2,412,261	$63,187
adidas AG1,2	238,000	62,266
Gree Electric Appliances, Inc. of Zhuhai, Class A1	7,430,145	59,733
Sands China Ltd.1	15,145,600	59,268
Sony Corp.1	789,500	54,066
Peugeot SA1,2	3,215,039	52,188
Cie. Financière Richemont SA, Class A1	763,173	48,598
InterContinental Hotels Group PLC1	1,077,963	47,779
MGM China Holdings, Ltd.1	35,750,800	46,473
Paltac Corp.1	983,400	45,095
Restaurant Brands International Inc. (CAD denominated)	729,672	39,714
Prosus NV1,2	363,275	33,716
OPAP SA1	3,040,167	28,958
HUGO BOSS AG1	710,014	21,439
Barratt Developments PLC1	3,337,000	20,469
Li Ning Co. Ltd.1	6,259,548	19,898
Sodexo SA1	281,826	19,037
Galaxy Entertainment Group Ltd.1	2,503,000	16,995
Accor SA1,2	376,419	10,213
Industria de Diseño Textil, SA1	380,234	10,053
		1,659,499
Health care 9.41%
AstraZeneca PLC1	4,225,206	440,463
Sanofi1	1,774,692	180,555
Novartis AG1	1,650,846	143,443
Novo Nordisk A/S, Class B1	1,673,486	108,293
Koninklijke Philips NV (EUR denominated)1,2	2,294,490	106,847
GlaxoSmithKline PLC1	4,354,761	88,236
Fisher & Paykel Healthcare Corp. Ltd.1	3,713,702	85,880
Bayer AG1	964,357	70,783
HOYA Corp.1	689,600	66,040
Hypera SA, ordinary nominative	6,398,800	39,183
Coloplast A/S, Class B1	195,879	30,367
Shionogi & Co., Ltd.1	470,200	29,434
ORPEA Group, non-registered shares1	205,000	23,678
Hutchison China MediTech Ltd. (ADR)2	817,655	22,551
Takeda Pharmaceutical Company, Ltd.1	579,600	20,686
Mettler-Toledo International Inc.2	19,100	15,386
Roche Holding AG, nonvoting, non-registered shares1	25,300	8,760
Galapagos NV1,2	42,171	8,279
		1,488,864
Industrials 7.63%
Airbus SE, non-registered shares1,2	2,265,965	161,243
BAE Systems PLC1	25,255,891	151,065
SMC Corp.1	231,400	118,107
ABB Ltd1	3,393,872	76,286
Safran SA1,2	762,351	76,260
Rheinmetall AG1	790,016	68,328
CCR SA, ordinary nominative	22,941,700	61,171
Meggitt PLC1	15,351,644	55,885
Ryanair Holdings PLC (ADR)2	833,813	55,315
AB Volvo, Class B1,2	3,119,400	48,761
Alliance Global Group, Inc.1,2	350,520,000	47,998

International Growth and Income Fund — Page 3 of 7

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Kone OYJ, Class B1	674,641	$46,359
Cathay Pacific Airways Ltd.1	44,863,000	43,420
ASSA ABLOY AB, Class B1	1,961,786	39,832
VAT Group AG1	176,200	32,124
Bunzl PLC1	946,248	25,370
Experian PLC1	614,000	21,416
MTU Aero Engines AG1,2	102,515	17,717
Epiroc AB, Class B1	613,320	7,491
Epiroc AB, Class A1	583,481	7,260
Geberit AG1	23,180	11,589
Aeroflot - Russian Airlines PJSC1	9,680,000	11,122
Canadian National Railway Company (CAD denominated)	110,000	9,732
International Consolidated Airlines Group SA (CDI)1	3,098,083	8,506
JGC Holdings Corp.1	524,698	5,523
		1,207,880
Utilities 6.29%
Enel SpA1	41,152,645	354,537
Ørsted AS1	1,233,237	142,229
Engie SA1,2	7,619,174	94,046
SSE PLC1	5,030,313	84,932
National Grid PLC1	5,844,800	71,571
Brookfield Infrastructure Partners LP	1,683,664	69,289
Guangdong Investment Ltd.1	31,308,000	53,741
Iberdrola, SA, non-registered shares1	4,477,836	51,864
China Gas Holdings Ltd.1	16,822,400	51,804
Hong Kong and China Gas Co. Ltd.1	6,426,000	9,937
ENN Energy Holdings Ltd.1	737,200	8,279
Brookfield Infrastructure Corp., Class A, subordinate voting shares	60,407	2,752
		994,981
Communication services 6.08%
Koninklijke KPN NV1	60,056,826	159,066
Vodafone Group PLC1	97,007,427	154,684
Nintendo Co., Ltd.1	300,800	133,846
Tencent Holdings Ltd.1	1,674,700	107,572
América Móvil, SAB de CV, Series L (ADR)	5,582,794	70,846
SoftBank Corp.1	4,911,000	62,509
KT Corp. (ADR)	3,279,892	31,946
KT Corp.1	956,370	18,864
Ubisoft Entertainment SA1,2	495,000	40,768
Shaw Communications Inc., Class B, nonvoting shares	2,406,783	39,250
Perusahaan Perseroan (Persero) Telekomunikasi Indonesia Tbk PT, Class B1	159,025,000	33,976
Bharti Infratel Ltd.1	11,108,993	32,627
BT Group PLC1	22,013,301	31,070
HKBN Ltd.1	13,981,500	24,480
Nippon Telegraph and Telephone Corp.1	499,000	11,617
China Tower Corp. Ltd., Class H1	52,746,000	9,335
		962,456
Energy 5.15%
LUKOIL Oil Co. PJSC (ADR)1	1,604,193	118,912
Gazprom PJSC (ADR)1	20,184,915	108,711
TC Energy Corp. (CAD denominated)	2,401,400	102,594
TOTAL SA1	2,457,552	93,607

International Growth and Income Fund — Page 4 of 7

Common stocks (continued) Energy (continued)	Shares	Value (000)
Royal Dutch Shell PLC, Class B1	4,736,716	$71,677
Royal Dutch Shell PLC, Class B (ADR)	179,889	5,478
Royal Dutch Shell PLC, Class A (GBP denominated)1	102,910	1,637
Schlumberger Ltd.	3,972,479	73,054
INPEX Corp.1	11,193,300	69,297
Inter Pipeline Ltd.	5,098,845	47,473
Enbridge Inc. (CAD denominated)	1,233,437	37,505
Galp Energia, SGPS, SA, Class B1	2,302,157	26,593
Rosneft Oil Company PJSC (GDR)1	4,321,939	21,680
Reliance Industries Ltd.1	859,046	19,415
Neste Oyj1	432,000	16,872
		814,505
Materials 5.04%
Vale SA, ordinary nominative	11,137,000	114,522
Vale SA, ordinary nominative (ADR)	2,495,000	25,723
Linde PLC	608,500	129,069
Koninklijke DSM NV1	844,477	116,726
Rio Tinto PLC1	1,411,865	79,446
Asahi Kasei Corp.1	8,076,700	65,620
AngloGold Ashanti Ltd. (ADR)	2,000,700	59,001
LafargeHolcim Ltd.1	784,862	34,328
LyondellBasell Industries NV	513,558	33,751
Alrosa PJSC1	25,367,616	22,972
Barrick Gold Corp. (GBP denominated)	796,147	21,423
Air Liquide SA, non-registered shares1	131,450	18,940
Wheaton Precious Metals Corp. (CAD denominated)	425,424	18,711
Fortescue Metals Group Ltd.1	1,918,813	18,411
Shin-Etsu Chemical Co., Ltd.1	116,700	13,642
Sika AG1	49,905	9,592
Givaudan SA1	2,433	9,050
Nutrien Ltd. (CAD denominated)	118,801	3,817
Gerdau SA (ADR)	1,202,700	3,560
		798,304
Real estate 2.81%
Longfor Group Holdings Ltd.1	25,035,000	119,243
CK Asset Holdings Ltd.1	17,128,244	101,853
China Overseas Land & Investment Ltd.1	25,837,500	78,026
Link Real Estate Investment Trust REIT1	6,156,326	50,234
Vonovia SE1,2	559,654	34,283
Brookfield Property Partners LP	2,839,843	28,086
Unibail-Rodamco-Westfield REIT, non-registered shares1	470,006	26,437
Central Pattana PCL, foreign registered1	3,723,700	5,957
		444,119
Total common stocks (cost: $13,161,873,000)		14,729,610
Preferred securities 2.71% Information technology 1.64%
Samsung Electronics Co., Ltd., nonvoting preferred shares1	6,662,535	260,187

International Growth and Income Fund — Page 5 of 7

Preferred securities (continued) Consumer discretionary 0.52%	Shares	Value (000)
Hyundai Motor Co., Series 2, preferred shares1	943,537	$45,063
Volkswagen AG, nonvoting preferred shares1,2	243,797	36,869
		81,932
Materials 0.30%
Gerdau SA, preferred nominative	15,996,900	47,095
Financials 0.16%
Banco Bradesco SA, preferred nominative	6,661,490	25,357
Health care 0.09%
Sartorius AG, nonvoting preferred, non-registered shares1	42,000	13,798
Total preferred securities (cost: $437,475,000)		428,369
Short-term securities 4.14% Money market investments 4.14%
Capital Group Central Cash Fund 0.18%3	6,550,781	655,144
Total short-term securities (cost: $655,042,000)		655,144
Total investment securities 99.94% (cost: $14,254,390,000)		15,813,123
Other assets less liabilities 0.06%		9,330
Net assets 100.00%		$15,822,453

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $13,167,799,000, which represented 83.22% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Rate represents the seven-day yield at 6/30/2020.

International Growth and Income Fund — Page 6 of 7

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR = Euros
GBP = British pounds
GDR = Global Depositary Receipts

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFP4-034-0820O-S78137	International Growth and Income Fund — Page 7 of 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of International Growth and Income Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of International Growth and Income Fund (the “Fund”), as of June 30, 2020, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of June 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

August 12, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: August 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: August 31, 2020

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: August 31, 2020